UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2004

DOW JONES & COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware

1-7564

13-5034940

(State or other jurisdiction

(Commission File Number)

(I.R.S. Employer

of incorporation)

Identification No.)

200 Liberty Street, New York, New York

10281

(Address of principal executive offices)

(Zip Code)

Registrant's telephone number, including area code:  (212) 416-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR

230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-

12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement

On December 17, 2004, under authorization of the Board of Directors, Dow Jones & Company, Inc. (“Dow Jones”) accelerated the vesting of all unvested portions of the following stock option grants:

Date of Grant	Grant Price	New Vest Date
January 15, 2003	$44.68	December 31, 2004
January 21, 2004	$52.65	December 31, 2004

For grants made on January 15, 2003, the new vest date applies to the unvested two-thirds of the shares in the original grants.  For grants made on January 21, 2004, the new vest date applies to all the shares in the original grants.

Because they will be vested as of December 31, 2004, these options may be exercised after that date should the price of Dow Jones Common Stock appreciate above the original grant prices. All the other terms and conditions applicable to outstanding stock option grants still apply.  No other Dow Jones stock grants are affected.

In addition, beginning with 2005 stock option grants, vesting will occur on a three-year cliff schedule (the entire grant of options will vest three years after the date of the original grant) rather than vesting in thirds as is current practice (one third on the first anniversary of the grant, one third on the second anniversary of the grant and the remaining third on the third anniversary of the grant).

The foregoing description is qualified in its entirety by reference to the 2001 Long-Term Incentive Plan and the Stock Option Agreements entered into thereunder.  A form of Stock Option Agreement entered into with executive officers of Dow Jones is filed as an exhibit to this report and is  incorporated herein by reference.   Also filed as exhibits to this report are forms of Contingent Stock Right Agreement, Restricted Stock Unit Award Agreement, and Restricted Stock Award Agreement each of which may be entered into with executive officers of Dow Jones.

Item 9.01 .  Financial Statements and Exhibits

 (c)  Exhibits

99.1

Form of Dow Jones & Company, Inc. Non-Qualified Stock Option Agreement.

99.2

Form of Dow Jones & Company, Inc. Contingent Stock Right Agreement.

99.3

Form of Dow Jones & Company, Inc. Restricted Stock Unit Award Agreement

99.4

Form of Dow Jones & Company, Inc. Restricted Stock Award Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOW JONES & COMPANY, INC.

Dated: December 23, 2004

By: Robert Perrine

Robert Perrine

Chief Accounting

Officer and Controller

EXHIBIT INDEX

Exhibit No.

Description

99.1

Form of Dow Jones & Company, Inc. Non-Qualified Stock Option Agreement.

99.2

Form of Dow Jones & Company, Inc. Contingent Stock Right Agreement.

99.3

Form of Dow Jones & Company, Inc. Restricted Stock Unit Award Agreement

99.4

Form of Dow Jones & Company, Inc. Restricted Stock Award Agreement